UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 21, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	333-192954	58-1211925
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition — Capital Requirements and Liquidity and Sources of Capital — Vogtle Units No. 3 and No. 4” and Notes K and L in our quarterly report on Form 10-Q for the quarter ended September 30, 2017, filed with the Securities and Exchange Commission on November 13, 2017 and subsequent current reports on Form 8-K for additional information regarding our 30% interest in the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, in which we are participating with Georgia Power Company, acting as agent, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners), including (i) the agreement among Georgia Power, acting for itself and as agent for the Co-owners, and a consortium consisting of Westinghouse Electric Company LLC and WECTEC Global Project Services Inc. (together, Westinghouse), under which Westinghouse agreed to design, engineer, procure, construct and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the EPC Agreement); (ii) the filing by Westinghouse for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code and the rejection by Westinghouse of the EPC Agreement; and (iii) the guarantee by Toshiba Corporation of certain obligations of Westinghouse under the EPC Agreement (the Toshiba Guarantee) and the settlement agreement among the Co-owners and Toshiba regarding the Toshiba Guarantee (the Guarantee Settlement Agreement) and Amendment No. 1 to the Guarantee Settlement Agreement (the Settlement Agreement Amendment).

On December 21, 2017, the Georgia Public Service Commission took a series of actions related to the construction of Vogtle Units No. 3 and No. 4. Among other actions, the Public Service Commission (i) accepted Georgia Power’s recommendation that construction of Vogtle Units No. 3 and No. 4 be completed, with Southern Nuclear Operating Company, Inc. serving as construction manager and Bechtel Power Corporation as primary contractor and (ii) approved the revised schedule placing Unit No. 3 in service in November 2021 and Unit No. 4 in service in November 2022.

Our project budget for the additional Vogtle units is $7.0 billion, which includes capital costs, allowance for funds used during construction and a contingency amount.  As previously disclosed, this budget assumed 100% recovery of our $1.1 billion proportionate share of the $3.68 billion of payments from Toshiba due under the Guarantee Settlement Agreement.  On December 14, 2017, pursuant to the Settlement Agreement Amendment, Toshiba paid the Co-owners the remaining installments due under the Guarantee Settlement Agreement in a single payment.  This payment completed our recovery of the $1.1 billion due from Toshiba.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: December 22, 2017	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer